Other Non-current Assets	12 Months Ended
Dec. 31, 2024
Other Non-current Assets
Other Non-current Assets

13.Other Non-current Assets

Other non-current assets consisted of the following:

	As of December 31,
	2023	2024	2024
	RMB	RMB	US$
Rental and industry customer deposits (1)	106,599	95,150	13,036
Long-term receivables (2)	—	134,634	18,445
Prepayments	33,370	—	—
Long-term investments	1,415	1,415	194
Less: allowance for credit losses	—	(5,556)	(762)
Total other non-current assets	141,384	225,643	30,913
(1)	The Company’s rental deposits are mainly paid to landlords for its various office spaces and are refundable upon termination of the leases. Industry customer deposits consist of refundable deposits paid to industry customers and are refundable upon termination of contracts with each customer. The Company evaluated the recoverability of the deposits periodically and recorded a provision for credit losses of nil and RMB676 (US$93) for the years ended December 31, 2023 and 2024, respectively.

(2)	In September 2024, the Company entered into a repayment agreement with a third party pursuant to the receivables which mainly comprise the consideration receivables of disposal of other non-current assets. Under the terms of the agreement, the Company will receive monthly repayment in accordance with the repayment schedule over 26 months from January 2026 to February 2028. The long-term receivables were measured at amortized cost of RMB134,634 (US$18,445), utilizing a discount rate of 4% per annum, the Company recorded provision for credit losses of RMB4,880 (US$669) as general and administrative expenses for the year ended December 31 2024.